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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: OCTOBER 11, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

        Internal Revenue Service - Employer Identification No. 74-1611874

                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

     The Company's Fleet Status Report at October 11, 2006 is attached hereto as
Exhibit 99.1. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act. The Fleet Status Report has also been posted on the Company's website at www.atwd.com. All changes from the Company's last Fleet Status Report dated September 12, 2006 are highlighted in yellow on the Company's website.

     As noted in the attached Fleet Status Report, the ATWOOD HUNTER incurred nine (9) days of zero rate time in August 2006 relating to unexpected replacement of equipment, which reduced revenues by approximately $2.2 million. The ATWOOD SOUTHERN CROSS is currently being relocated to the Black Sea. The SEAHAWK has completed it rigging up process and is currently working offshore Equatorial Guinea at an operating dayrate of $68,430. The ATWOOD FALCON continues with its shipyard upgrade and remains within its expected budgeted total costs of approximately $32 million of which $24 million will be paid by Shell. As indicated in the Fleet Status Report attached hereto as Exhibit 99.1, the ATWOOD FALCON average per day operating expenses for August 2006 were $44,000. Despite the total costs of the ATWOOD FALCON shipyard project being on budget, the rigs average per day operating expenses could be higher than $44,000 in September and October 2006 depending upon the determination of the accounting treatment (expense or capitalize) of certain shipyard project costs.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1    FLEET STATUS REPORT OCTOBER 11, 2006

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE:    October 11, 2006

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION

99.1                Fleet Status Report at October 11, 2006